UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Date of report; date of earliest event reported) October 24, 2006

RESIDENTIAL CAPITAL, LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-51438	20-1770738
(Commission File Number)	(I.R.S. Employer Identification No.)
8400 Normandale Lake Boulevard, Minneapolis, Minnesota 55437
(Address of principal executive offices, with zip code)
(952) 857-8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Certificate of Formation
Certificate of Conversion
Limited Liability Company Agreement

Item 2.02 Results of Operations and Financial Condition
Residential Capital, LLC (“ResCap”) preliminary net income was $76 million in the third quarter of 2006, down from $280 million earned in the third quarter of 2005. The decrease in earnings was the result of a number of factors in ResCap’s U.S. residential mortgage business. In particular, competitive pricing pressures negatively impacted margins, which led to lower gains despite year-over-year increases in production. Results were also affected by higher credit provisions resulting from increases in delinquencies, lower net interest margins as a result of a flatter yield curve, and a decrease in net servicing income due to the effect of lower long-term rates on expected prepayments of mortgages. Mortgage originations were $51.5 billion for the third quarter of 2006, representing a slight increase from $51.3 billion in the same period in the prior year.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a) ResCap converted its form of organization from a Delaware corporation to a Delaware limited liability company and changed its name to “Residential Capital, LLC”, effective October 24, 2006, as contemplated by the previously announced April 2, 2006 Purchase and Sale Agreement among General Motors Corporation, GM Finance Co. Holdings, Inc., FIM Holdings LLC, and General Motors Acceptance Corporation. A copy of the Certificate of Formation of Residential Capital, LLC dated October 24, 2006, Certificate of Conversion to Limited Liability Company of Residential Capital, LLC dated October 24, 2006 and Limited Liability Company Agreement of Residential Capital, LLC dated October 24, 2006 are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively.
(b) Not applicable.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired

Not applicable.

(b)	Pro forma financial statements

Not applicable.

(c)	Shell company transactions

Not applicable

(d)	Exhibits
      A list of exhibits filed herewith is contained on the Exhibit Index immediately preceding such exhibits and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL CORPORATION
(Registrant)

Dated: October 25, 2006	/s/ James N. Young James N. Young
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Certificate of Formation of Residential Capital, LLC dated October 24, 2006

3.2	Certificate of Conversion to Limited Liability Company of Residential Capital, LLC dated October 24, 2006

3.3	Limited Liability Company Agreement of Residential Capital, LLC dated October 24, 2006